Tredegar
CORPORATION

2014 Second-Quarter Financial Results

Forward-Looking Statements

Certain statements contained in this presentation are forward-looking statements. Pursuant to federal securities regulations, we have set forth cautionary statements relating to those forward-looking statements in our Annual Report on Form 10-K for the year ended December 31, 2013, in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 and other filings with the Securities and Exchange Commission. We urge readers to review and carefully consider these cautionary statements and the other disclosures we make in our filings with the SEC.

This presentation contains non-GAAP financial measures that are not determined in accordance with United States GAAP. These non-GAAP financial measures should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with United States GAAP. A reconciliation of those financial measures to United States GAAP financial measures is included under "Supplemental Information" in this presentation and is available on the company's website at www.tredegar.com under "Investors."

The report speaks as of the date thereof. Tredegar is not, and should not be deemed to be, updating or reaffirming any information contained therein. We do not undertake, and expressly disclaim any duty, to update any forward-looking statements made in this presentation to reflect any change in management's expectations or any change in conditions, assumptions or circumstances on which such statements are based.

Tredegar CORPORATION

Tredegar Corporation

2014 Second Quarter Financial Results

($ in millions, except EPS)	2Q 2014	2Q 2013	Y-O-Y
Net Sales[1]	$230.6	$236.1	(2)%
Net Income from Ongoing Operations[2]	$11.1	$9.7	14%
Diluted EPS from Ongoing Operations[2]	$0.34	$0.30	13%

[1] See Note 1 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.

[2] See Note 3 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.

Tredegar CORPORATION

Tredegar Corporation

Second Quarter Net Sales and Net Income

Financial Highlights

- 2Q 2014 net income from ongoing operations[2] of $11.1MM
- Combined segment operating profit[3] from ongoing operations of $23.0MM was consistent with prior year
- Non-cash pension expense $1.6MM favorable to prior year
- Effective tax rate for net income from ongoing operations[4] at 35% vs. 34% in 2Q13; geographic income mix and R&D credit

Net Sales[1]
(in Millions)



236
236
225
228
231
2Q13
3Q13
4Q13
1Q14
2Q14

Net Income from Ongoing Operations[2]
(in Millions)



9.7
9.8
8.8
9.5
11.1
2Q13
3Q13
4Q13
1Q14
2Q14

[1] *See Note 1 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.*
[2] *See Note 2 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.*
[3] *See Note 6 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.*
[4] *See Note 8 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.*

Tredegar CORPORATION

Tredegar Film Products

2014 Second Quarter Results

2nd Quarter Performance

(in millions)	2Q 14	2Q 13	△
Volume (lbs.)	60.7	68.8	(12)%
Net Sales[1]	$146.0	$158.3	(8)%
Operating Profit[3]	$15.0	$18.7	(20)%
Adj. EBITDA[2]	$23.2	$28.3	(18)%

2nd Quarter Y/Y Sales Comparison

Net Sales Growth	(8)%
Volume/Mix	(10)%
Price	1%
Currency	1%

Performance Drivers

- Lower North American baby care elastic laminate volume (as previously announced),
- Customer inventory corrections in surface protection films
- Strong operational performance in surface protection and personal care
- Continued operational challenges and pricing pressure in Flexible Packaging

Business Outlook

- Ramp down of North American baby care elastic laminate volume substantially complete at the end of the second quarter
- New Flexible Packaging line ramp-up to begin in fourth quarter
- Surface protection inventory correction balanced across the year
- Capital spending projection of $45MM for 2014

Tredegar CORPORATION

[1] *See Note 1 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.*
[2] *See Note 2 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.*
[3] *See Note 6 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.*

Bonnell Aluminum

2014 Second Quarter Results

2nd Quarter Performance

(in millions)	2Q 14	2Q 13	Δ
Volume (lbs.)	38.2	36.1	6%
Net Sales[1]	$84.5	$77.9	9%
Operating Profit[3]	$8.1	$4.3	87%
Adj. EBITDA[2]	$10.7	$6.6	62%

2nd Quarter Y/Y Sales Comparison

Net Sales Growth	9%
Volume/Mix	6%
Price	3%

Performance Drivers

- Volume up with growth in all major end-use markets; nonresidential B&C up 4% due to growth initiatives and industry growth of ~ 2%
- Favorable mix - strength in finished and fabricated products
- Operating efficiencies and cost containment helping margins

Business Outlook

- Expect (low) single digit nonresidential building and construction market growth
- Continued growth in non-construction end markets
- Automotive press will continue to ramp up throughout the balance of 2014
- Capital spending projection of $9MM for 2014

[1] See Note 1 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.
[2] See Note 2 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.
[3] See Note 6 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.

Tredegar Corporation

Other 2014 Year-to-Date Financial Highlights

$ Millions, except percentages

Cash Flows from Operations	$16.8
Capital Expenditures	$22.9
Dividends Paid	$5.2
Net Debt[1]	$92.8
Total Debt to Adjusted EBITDA[2]	1.38x
Net Debt to Total Capitalization[3]	18.0%
ROIC[4]	8.4%

[1] See Note 4 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.
[2] As defined under Tredegar's credit agreement. See Tredegar's Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 (pages 33-34) for more information on this non-GAAP financial measure.
[3] See Note 5 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.
[4] See Note 7 in Supplemental Information for more information and a reconciliation of this non-GAAP financial measure.

Tredegar CORPORATION

Outlook

Performance Targets[1]

	2014	2016[2]
Film Products		
• **Volume Change**	(10) - (7)%	5%
• Flexible Packaging: New capacity begins to ramp up in the fourth quarter of 2014		
• Surface protection: Inventory corrections and minor loss of share in lower tier products		
• Personal Care: Growth (primarily from emerging markets) mitigated by impact of loss of certain babycare elastic laminate volume in North America		
• **Adjusted EBITDA Margins**	16%	18%
Bonnell Aluminum		
• **Volume Change**	6 – 8%	6%
• Low single digit growth expected in nonresidential building and construction market		
• Growth in non-construction end markets		
• Automotive capacity came on line in the first quarter of 2014		
• **Adjusted EBITDA Margins**	9 - 10%	10%
Tredegar ROIC	8 - 9%	11 - 12%

[1] Represents management's long-term estimates prepared using data from industry publications and its market knowledge and experience. Management's estimates have not been verified by any independent source and are subject to various risks and uncertainties, which could cause actual results to materially deviate from estimates. You should not regard the inclusion of an estimate in this presentation as a representation by any person of future results.

[2] Three year CAGR (2013 – 2016) for Film Products and Bonnell volume targets

Tredegar CORPORATION

GAAP Reconciliations

Supplemental Information
Notes

Tredegar acquired Bright View Technologies Corporation on February 3, 2010, and its operations were incorporated into Film Products effective January 1, 2012. Prior year balances have been revised to conform with the current year presentation.

Film Products results include the acquisition of Terphane Holdings LLC on October 24, 2011. Bonnell Aluminum results include the acquisition of AACOA, Inc. on October 1, 2012.

Notes:

1. Net sales represent sales less freight. Net sales is a financial measure that is not calculated in accordance with U.S. generally accepted accounting principles (U.S. GAAP), and it is not intended to represent sales as defined by U.S. GAAP. Net sales is a key measure used by the chief operating decision maker of each segment for purposes of assessing performance. A reconciliation of net sales to sales is shown below:

(In millions)	2010	2011	2012	2013	Q2 2013	Q2 2014	LTM Jun 2014
Film Products	$520.8	$535.5	$611.9	$621.2	$158.3	$146.0	$603.8
Aluminum Extrusions	199.6	240.4	245.5	309.5	77.8	84.6	315.5
Total net sales	720.4	775.9	857.4	930.7	236.1	230.6	919.3
Add back freight	17.8	18.5	24.8	28.6	7.4	6.4	27.2
Sales as shown in consolidated statements of income	$738.2	$794.4	$882.2	$959.3	$243.5	$237.0	$946.5

2. Adjusted EBITDA represents net income (loss) from continuing operations before interest, taxes, depreciation, amortization, unusual items, goodwill impairments, gains or losses associated with plant shutdowns, asset impairments and restructurings, gains or losses from the sale of assets, investment write-downs or write-ups, charges related to stock option awards accounted for under the fair value-based method and other items. Adjusted EBITDA is a non-GAAP financial measure that is not intended to represent net income (loss) or cash flow from operations as defined by U.S. GAAP and should not be considered as either an alternative to net income (loss) (as an indicator of operating performance) or to cash flow (as a measure of liquidity). Tredegar uses Adjusted EBITDA as a measure of unlevered (debt-free) operating cash flow.

   We also use it when comparing relative enterprise values of manufacturing companies and when measuring debt capacity. When comparing the valuations of a peer group of manufacturing companies, we express enterprise value as a multiple of Adjusted EBITDA. We believe Adjusted EBITDA is preferable to operating profit and other GAAP measures when applying a comparable multiple approach to enterprise valuation because it excludes the items noted above, measures of which may vary among peer companies.

   A reconciliation of ongoing operating profit (loss) from continuing operations to Adjusted EBITDA is shown on the next page. Amounts relating to corporate overhead for the prior years have been reclassified to conform with the current year's presentation. Adjusted EBITDA for Aluminum Extrusions in 2012 includes an adjustment of $2.4 million for accelerated depreciation associated with the shutdown of its manufacturing facility in Kentland, IN. Accelerated depreciation associated with the shutdown of the Kentland manufacturing facility was excluded from operating profit from ongoing operations. This amount has therefore been subtracted from the amount of depreciation expense added back in calculating Adjusted EBITDA.

Tredegar CORPORATION

Supplemental Information

Notes

2013		Products	Extrusions	Total
Operating profit (loss) from ongoing operations	$	71.0 $	18.3 $	89.3
Add back depreciation & amortization		35.9	9.2	45.1
Adjusted EBITDA before corporate overhead (a)		106.9	27.5	134.4
Corporate overhead		-	-	(31.9)
Adjusted EBITDA (c)	$	106.9 $	27.5 $	102.5
Net sales (b)	$	621.2 $	309.5 $	930.7
Adjusted EBITDA margin ((a) / (b))		17.1%	8.9%	14.4%
Capital expenditures (d)	$	64.9 $	14.7 $	79.7
Adjusted EBITDA less capital expenditures ((c) - (d))		41.6	12.8	22.8
2012				
Operating profit (loss) from ongoing operations	$	70.0 $	9.0 $	79.0
Add back depreciation & amortization		39.2	10.0	49.2
Less accelerated depreciation associated with plant shutdown			(2.4)	(2.4)
Adjusted EBITDA before corporate overhead (a)		109.2	16.6	125.8
Corporate overhead		-	-	(23.3)
Adjusted EBITDA (c)	$	109.2 $	16.6 $	102.5
Net sales (b)	$	611.9 $	245.5 $	857.4
Adjusted EBITDA margin ((a) / (b))		17.8%	6.8%	14.7%
Capital expenditures (d)	$	35.5 $	2.9 $	38.4
Adjusted EBITDA less capital expenditures ((c) - (d))		73.7	14.9	70.2
2011				
Operating profit (loss) from ongoing operations	$	59.5 $	9.5 $	69.0
Add back depreciation & amortization		36.3	2.3	38.6
Adjusted EBITDA before corporate overhead (a)		95.8	11.8	107.6
Corporate overhead		-	-	(15.5)
Adjusted EBITDA (c)	$	95.8 $	11.8 $	92.1
Net sales (b)	$	535.5 $	240.4 $	775.9
Adjusted EBITDA margin ((a) / (b))		17.9%	4.9%	13.9%
Capital expenditures (d)	$	13.1 $	2.7 $	15.9
Adjusted EBITDA less capital expenditures ((c) - (d))		82.7	9.1	76.2
2010				
Operating profit (loss) from ongoing operations	$	66.7 $	(4.2) $	62.5
Add back depreciation & amortization		34.4	9.1	43.5
Adjusted EBITDA before corporate overhead (a)		101.1	4.9	106.0
Corporate overhead		-	-	(16.2)
Adjusted EBITDA (c)	$	101.1 $	4.9 $	89.8
Net sales (b)	$	520.3 $	199.8 $	720.1
Adjusted EBITDA margin ((a) / (b))		19.4%	2.5%	14.7%
Capital expenditures (d)	$	15.3 $	4.1 $	20.4
Adjusted EBITDA less capital expenditures ((c) - (d))		85.9	0.8	69.4
Quarter Ended June 30, 2014				
Operating profit (loss) from ongoing operations	$	15.0 $	8.1 $	23.1
Add back depreciation & amortization		8.2	2.6	10.8
Adjusted EBITDA before corporate overhead (a)		23.2	10.7	33.9
Corporate overhead		-	-	(5.0)
Adjusted EBITDA (c)	$	23.2 $	10.7 $	28.9
Net sales (b)	$	146.0 $	84.5 $	230.5
Adjusted EBITDA margin ((a) / (b))		15.9%	12.7%	14.7%
Capital expenditures (d)	$	10.7 $	2.0 $	12.7
Adjusted EBITDA less capital expenditures ((c) - (d))		12.5	8.7	16.2
Quarter Ended June 30, 2013				
Operating profit (loss) from ongoing operations	$	13.7 $	4.9 $	23.0
Add back depreciation & amortization		9.8	2.9	11.9
Adjusted EBITDA before corporate overhead (a)		23.9	8.8	34.9
Corporate overhead		-	-	(7.5)
Adjusted EBITDA (c)	$	23.9 $	8.8 $	27.4
Net sales (b)	$	153.9 $	77.9 $	231.8
Adjusted EBITDA margin ((a) / (b))		17.9%	8.5%	14.8%
Capital expenditures (d)	$	20.8 $	9.7 $	24.9
Adjusted EBITDA less capital expenditures ((c) - (d))		7.7	2.9	9.1
Trailing Twelve Months Ended June 30, 2014				
Operating profit (loss) from ongoing operations	$	68.9 $	22.2 $	91.1
Add back depreciation & amortization		30.8	9.6	40.4
Adjusted EBITDA before corporate overhead (a)		99.7	31.8	131.5
Corporate overhead		-	-	(26.9)
Adjusted EBITDA (c)	$	99.7 $	31.8 $	104.6
Net sales (b)	$	609.3 $	315.5 $	924.8
Adjusted EBITDA margin ((a) / (b))		16.5%	10.1%	14.3%
Capital expenditures (d)	$	53.7 $	14.2 $	67.9
Adjusted EBITDA less capital expenditures ((c) - (d))		46.0	17.6	36.7

Tredegar CORPORATION

Supplemental Information
Notes

Notes (continued):

3. The after-tax effects of losses associated with plant shutdowns, asset impairments and restructurings and gains or losses from the sale of assets and other items (which includes unrealized gains and losses for an investment accounted for under the fair value method) have been presented separately and removed from income (loss) and earnings (loss) per share from continuing operations as reported under U.S. GAAP to determine Tredegar's presentation of net income and earnings per share from ongoing operations. Net income and earnings per share from ongoing operations are key financial and analytical measures used by Tredegar to gauge the operating performance of its ongoing operations. They are not intended to represent the stand-alone results for Tredegar's ongoing operations under GAAP and should not be considered as an alternative to net income or earnings per share from continuing operations as defined by U.S. GAAP. They exclude items that we believe do not relate to Tredegar's ongoing operations. A reconciliation is shown below:

(in millions, except per share data)	2010	2011	2012	2013	Q2 2013	Q2 2014	LTM Jun 2014
Net income (loss) from continuing operations as reported under U.S. GAAP	$ 26.8	$ 28.5	$ 43.2	$ 35.9	$ 9.6	$ 3.8	$ 29.1
After tax effects of:							
(Gains) losses associated with plantt shutdowns, asset impairments and restructurings	0.9	1.2	3.2	0.9	0.2	0.6	1.9
(Gains) losses from sale of assets and other	1.0	(1.8)	(7.9)	0.5	(0.1)	6.7	8.2
Net income from ongoing operations	$ 28.7	$ 27.9	$ 38.5	$ 37.3	$ 9.7	$ 11.1	$ 39.2
Earnings (loss) from continuing operations per share under GAAP (diluted)	$ 0.82	$ 0.89	$ 1.34	$ 1.10	$ 0.29	$ 0.11	$ 0.89
After tax effects of:							
(Gains) losses associated with plantt shutdowns, asset impairments and restructurings	0.03	0.04	0.10	0.03	0.01	0.02	0.06
(Gains) losses from sale of assets and other	0.03	(0.06)	(0.24)	0.02	-	0.21	0.25
Earnings per share from ongoing operations (diluted)	$ 0.88	$ 0.87	$ 1.20	$ 1.15	$ 0.30	$ 0.34	$ 1.20

Tredegar CORPORATION

Supplemental Information
Notes

Notes (continued):

4. Net debt is a non-GAAP financial measure that is not intended to represent debt as defined by GAAP, but is utilized by management in evaluating financial leverage and equity valuation. A calculation of net debt is shown below:

(In millions)		June 30, 2014
Debt	$	136.8
Less: Cash and cash equivalents		(44.0)
Net debt	$	92.8

5. Net debt-to-capitalization is a non-GAAP financial measure that is used by management in evaluating financial leverage and equity valuation. The calculation is Net Debt divided by Total Capitalization. A reconciliation of net debt-to-capitalization is shown below:

(In millions except percentages)		June 30, 2014
Net debt (see note 4) (a)	$	92.8
Shareholders' equity (b)		423.9
Net debt-to-capitalization [(a) / (a+b)]		18%

Tredegar CORPORATION

Supplemental Information
Notes

Notes (continued):

6. Operating profit from ongoing operations is used by management to assess profitability. A reconciliation of operating profit from ongoing operations to net income is show below:□

Operating profit (loss): (in thousands)	2010	2011	2012	2013	Q2 2013	Q2 2014	LTM Jun 2014
Film Products:							
Ongoing operations	$ 66,718	$ 59,493	$ 69,950	$ 70,966	$ 18,727	$ 14,963	$ 66,917
Plant shutdowns, asset impairments and restructurings, gain from sale of assets and other items	(758)	(6,807)	(109)	(671)	(107)	(10,923)	(12,630)
Aluminum Extrusions:							
Ongoing operations	(4,154)	3,457	9,037	18,291	4,311	8,050	22,177
Plant shutdowns, asset impairments and restructurings, gain from sale of assets and other items	493	58	(5,427)	(2,748)	(545)	(174)	(2,124)
Total	62,299	56,201	73,451	85,838	22,386	11,916	74,340
Interest income	709	1,023	418	594	91	107	727
Interest expense	1,136	1,926	3,590	2,870	715	531	2,626
Gain on sale of investment property	-	-	-	-	-	1,208	1,208
Unrealized loss on investment property	-	-	-	(1,018)	(1,018)	-	-
Gain (loss) from an investment accounted for under the fair value method	(2,200)	1,600	16,100	3,400	2,100	(1,100)	(900)
Stock option-based compensation costs	2,064	1,940	1,432	1,155	283	345	1,142
Corporate expenses, net	17,118	16,169	23,443	31,857	7,487	5,339	28,027
Income (loss) from continuing operations before income taxes	40,490	38,789	61,504	52,932	15,074	5,916	43,580
Income taxes	13,649	10,244	18,319	16,995	5,484	2,164	14,519
Income (loss) from continuing operations	26,841	28,545	43,185	35,937	9,590	3,752	29,061
Income (loss) from discontinued operations, net of tax	186	(3,690)	(14,934)	(13,990)	(8,300)	-	(450)
Net income (loss)	$ 27,027	$ 24,855	$ 28,251	$ 21,947	$ 1,290	$ 3,752	$ 28,611

Tredegar CORPORATION

Supplemental Information
Notes

Notes (continued):

7. Return on invested capital (ROIC) is defined by Tredegar as Adjusted Net Income from Ongoing Operations divided by average Invested Capital where the individual components are defined as follows:

Adjusted Net Income from Ongoing Operations equals:

	Income from Ongoing Operations (as previously defined and reconciled in Note 2)
Plus	Pension expense excluding service costs, net of taxes
Plus	Interest expense, net of tax

Average Invested Capital is the average of the beginning and ending Invested Capital balance where Invested Capital is defined as follows:

	Shareholders equity
Plus	Long-term debt
Plus	Short-term portion of long-term debt
Plus	Accrued pension liability
Minus	Cash
Minus	Non-operating investments (investment in kaleo, Inc.; Harbinger Capital Special Situations Fund, L.P. and investment real estate property)

ROIC for the LTM ended June 30, 2014 is calculated as follows:

($ millions, except percentages)		LTM June 30, 2014
Income from Ongoing Operations		$ 39.2 *
Pension expense	11.0	
Less: Service Costs	(2.7)	
Taxes (34%)	(2.8)	
Pension expense excluding service costs, net of taxes		5.5
Interest expense	2.6	
Taxes (34%)	(0.9)	
Interest Expense, net of tax		1.7
Adjusted Net Income from Ongoing Operations (a)		$ 46.4

	June 30, 2014	June 30, 2013	Average
Shareholders equity	$ 423.9	$ 461.9	$ 442.9
Long-term debt	136.8	139.0	137.9
Short-term portion of long-term debt	-	-	-
Accrued pension liability	40.7	82.5	61.6
Less: Cash	(44.0)	(44.4)	(44.2)
Less: Non-operating investments			
Investment in kaleo, Inc.	(36.0)	(36.9)	(36.5)
Investment in Harbinger Capital Special Situations Fund, L.P.	(2.0)	(3.4)	(2.7)
Investment in real estate property	(2.6)	(5.9)	(4.3)
Invested Capital (b)			$ 554.7
ROIC (a) / (b)			8.4%

* See Note 2 for additional detail and a reconciliation of this non-GAAP financial measure.

Tredegar CORPORATION

Supplemental Information
Notes

Notes (continued):

8. The pre-tax and after-tax effects of losses associated with plant shutdowns, asset impairments and restructurings and gains or losses from the sale of assets and other items (which includes unrealized gains and losses for an investment accounted for under the fair value method) have been presented separately and removed from income (loss) from continuing operations as reported under U.S. GAAP to determine Tredegar's presentation of net income from ongoing operations. Net income from ongoing operations is a key financial and analytical measure used by Tredegar to gauge the operating performance of its ongoing operations. It is not intended to represent the stand-alone results for Tredegar's ongoing operations under U.S. GAAP and should not be considered as an alternative to net income from continuing operations as defined by U.S. GAAP. It excludes items that we believe do not relate to Tredegar's ongoing operations. A reconciliation of the pre-tax and post-tax balances attributed to net income from ongoing operations for the quarters ended June 30, 2014 and 2013 are shown below in order to show its impact upon the effective tax rate:

(in millions)

Quarter Ended June 30, 2014	Pre-Tax (a)	Taxes (b)	After-Tax	Effective Tax Rate (b)/(a)
Net income (loss) from continuing operations as reported under U.S. GAAP	$ 5.9	$ 2.1	$ 3.8	36%
(Gains) losses associated with plant shutdowns, asset impairments and restructurings	0.9	0.3	0.6	
(Gains) losses from sale of assets and other	10.4	3.7	6.7	
Net income from ongoing operations	$ 17.2	$ 6.1	$ 11.1	35%
Quarter Ended June 30, 2013				
Net income (loss) from continuing operations as reported under U.S. GAAP	$ 15.1	$ 5.5	$ 9.6	36%
(Gains) losses associated with plant shutdowns, asset impairments and restructurings	0.4	0.2	0.2	
(Gains) losses from sale of assets and other	(0.8)	(0.7)	(0.1)	
Net income from ongoing operations	$ 14.7	$ 5.0	$ 9.7	34%

Tredegar
CORPORATION



2014 Mid-Year Financial Results Review

August 8, 2014